                                                                    EXHIBIT 23.5

                          CONSENT OF DIRECTOR NOMINEE

  The undersigned hereby consents to the reference of the undersigned as a director nominee of Kilroy Realty Corporation (the "Company") in the Company's Registration Statement on Form S-11.

                                           /s/ William P. Dickey, Esq.
                                          -------------------------------------
                                                 William P. Dickey, Esq.

January 10, 1997